Brainstorm Cell Therapeutics Inc.

Second Amended and Restated Director Compensation Plan

(adopted July 9, 2014)

1. Purpose. In order to attract and retain highly qualified individuals to serve as members of the Board of Directors of Brainstorm Cell Therapeutics Inc. (the “Corporation”), the Corporation has adopted this Brainstorm Cell Therapeutics Inc. Second Amended and Restated Director Compensation Plan (the “Plan”), effective on the day that it is adopted by the Board of Directors of the Corporation. This Plan amends and restates in its entirety the Amended and Restated Director Compensation Plan dated December 31, 2013, with effect from the date hereof.

2. Eligible Participants. Any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries or affiliates (an “Independent Director”) is an eligible participant. However, Chen Schor shall not be an eligible participant.

3. Annual Award.

(a) U.S. Directors. Each Independent Director who is U.S.-based (a “U.S. Director”) who is serving as a director of the Corporation immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, either (i) a nonqualified stock option to purchase 100,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Annual Option Award”) or (ii) 100,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Annual Stock Award”).

(b) Israeli Directors. Each Independent Director who is not a U.S. Director who is serving as a director of the Corporation on the date of each annual meeting of stockholders (or special meeting in lieu thereof) beginning with the 2014 annual meeting, shall automatically be granted on the first business day after each such annual meeting of stockholders, a nonqualified stock option to purchase 200,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Israeli Annual Option Award”).

4. Committee Awards.

(a) U.S. Directors. Each U.S. Director who is serving as a member of the Governance, Nominating and Compensation Committee of the Board of Directors (the “GNC Committee”) or the Audit Committee of the Board of Directors immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, either (i) a nonqualified stock option to purchase 30,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Committee Option Award”) or (ii) 30,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Committee Stock Award”).

(b) Israeli Directors. Each Independent Director who is not a U.S. Director who is serving as a member of the GNC Committee or the Audit Committee of the Board of Directors immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, a nonqualified stock option to purchase 30,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Israeli Committee Option Award”).

(c) For the avoidance of doubt, any director who serves on both the GNC Committee and the Audit Committee shall receive an award for service on each committee. Further, any director who serves as a chairperson of either the GNC Committee or Audit Committee shall receive a committee chairperson award as described in Section 5 below instead of a committee award as described in this Section.

5. Committee Chairperson Awards.

(a) U.S. Directors. Each U.S. Director who is serving as a chairperson of the GNC Committee or the Audit Committee of the Board of Directors immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, either (i) a nonqualified stock option to purchase 50,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Committee Chair Option Award”) or (ii) 50,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Committee Chair Stock Award”).

(b) Israeli Directors. Each Independent Director who is not a U.S. Director who is serving as a chairperson of the GNC Committee or the Audit Committee of the Board of Directors immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, a nonqualified stock option to purchase 50,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) (the “Israeli Committee Chair Option Award”).

(c) For the avoidance of doubt, any director who serves as a chairperson of either the GNC Committee or the Audit Committee shall receive a committee chairperson award for service on such committee instead of a committee award as described in Section 4.

6. Chairperson Award. Any eligible participant who is serving as chairperson of the Board of Directors of the Corporation immediately following each annual meeting of stockholders beginning with the 2014 annual meeting, shall automatically be granted on the first business day (as recognized in New York) after each such annual meeting of stockholders, either a nonqualified stock option to purchase 100,000 shares of Common Stock (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like) of the Corporation (the “Chair Option Award”), provided, however, if the chairperson is a U.S. Director, he or she shall have the right to instead elect to receive 100,000 shares of Common Stock (the “Chair Stock Award”). For the avoidance of doubt, the chairperson of the Board of Directors will only have the choice of receiving the Chair Stock Award if s/he is a U.S. Director. The Chairperson Award shall be in addition to any Annual Award, Committee Award or Committee Chairperson Award (under Sections 3, 4 or 5, respectively) to which a chairperson may be entitled.

7. Pro Rata Grants. In the event that an Independent Director begins serving as a director of the Corporation on a day subsequent to the date of the annual meeting of stockholders, each such director shall automatically be granted an initial grant, which shall be the Annual Option Award, Annual Stock Award or Israeli Annual Option Awards, as applicable, plus any applicable Committee Awards, Committee Chairperson Awards or Chairperson Awards to acquire a pro rata portion of the number of shares of Common Stock referred to in Sections 3, 4, 5 and 6 hereof, as applicable, upon the fifth business day after such appointment to the Board of Directors, based on the following calculation: 365 minus the number of days since the last annual meeting of stockholders, divided by 365 and then multiplied by the applicable awards (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like).

8. Choice of Awards. Each U.S. Director must choose on an annual basis whether to receive the Annual Option Award or Annual Stock Award plus any applicable Committee Awards, Committee Chairperson Awards or Chairperson Awards. Each U.S. Director must provide written notice to the Chief Financial Officer of the Corporation of his or her election to receive an Annual Option Award or Annual Stock Award no later than the date of grant. In the event the U.S. Director does not make a timely written election, then s/he shall receive the Annual Stock Award.

9. Terms of Annual Option Awards.

(a) Stock Option Agreement. Each Annual Option Award (and Committee Option Award, Committee Chair Option Award and Chair Option Award to a U.S. Director) shall be governed by the terms and conditions of a stock option agreement, substantially in the form set forth as Exhibit A attached hereto, and shall be subject to all the terms and conditions of the Plan and the 2005 U.S. Stock Option and Incentive Plan (or successor plan thereto).

(b) Exercise Price. The exercise price per share of the Common Stock subject to an Annual Option Award (and Committee Option Award, Committee Chair Option Award and Chair Option Award to a U.S. Director) granted under this Plan shall be equal to the closing price per share of the Common Stock on the grant date as reported on The Over-the-Counter Bulletin Board or the national securities exchange on which the Common Stock is then traded (and if the Common Stock is not then traded on The Over-the-Counter Bulletin Board or a national securities exchange, the fair market value of the Common Stock on such date as determined by the Board of Directors). The exercise price for the shares of Common Stock subject to such awards may be paid by any method or combination of methods approved by the Board of Directors and in accordance with the Plan.

(c) Vesting. Each Annual Option Award (and Committee Option Award, Committee Chair Option Award and Chair Option Award to a U.S. Director) will vest and become exercisable (“vest”) monthly as to 1/12th the number of shares subject to the option over a period of twelve months from the date of grant such that each such award will be fully vested and exercisable on the first anniversary of the date of grant, provided that the recipient remains a director of the Corporation on each such vesting date, or, in the case of a Committee Award, remains a member of the committee on each such vesting date.

10. Terms of Israeli Annual Option Awards.

(a) Stock Option Agreement. Each Israeli Annual Option Award (and Israeli Committee Option Award, Israeli Committee Chair Option Award and Chair Option Award to a non-U.S. Director) shall be governed by the terms and conditions of a stock option agreement, substantially in the form set forth as Exhibit B attached hereto, and shall be subject to all the terms and conditions of the Plan and the 2004 Global Share Option Plan (or successor plan thereto).

(b) Exercise Price. The exercise price per share of the Common Stock subject to an Israeli Annual Option Award (and Israeli Committee Option Award, Israeli Committee Chair Option Award and Chair Option Award to a non-U.S. Director) granted under this Plan shall be equal to $0.05 (subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like). The exercise price for the shares of Common Stock subject to such awards may be paid by any method or combination of methods approved by the Board of Directors and in accordance with the Plan.

(c) Vesting. Each Israeli Annual Option Award (and Israeli Committee Option Award, Israeli Committee Chair Option Award and Chair Option Award to a non-U.S. Director) will vest and become exercisable (“vest”) monthly as to 1/12th the number of shares subject to the option over a period of twelve months from the date of grant such that each such award will be fully vested and exercisable on the first anniversary of the date of grant, provided that the recipient remains a director of the Corporation on each such vesting date, or, in the case of a Committee Award, remains a member of the committee on each such vesting date.

11. Terms of Restricted Stock.

(a) Restricted Stock Agreement. Each Annual Stock Award (and Committee Stock Award, Committee Chair Stock Award and Chair Stock Award) shall be governed by the terms and conditions of a restricted stock agreement, substantially in the form set forth as Exhibit C attached hereto, and shall be subject to all the terms and conditions of the Plan and the 2005 U.S. Stock Option and Incentive Plan (or successor plan thereto).

(b) Vesting. Each Annual Stock Award (and Committee Stock Award, Committee Chair Stock Award and Chair Stock Award) will vest (“vest”) monthly as to 1/12th the number of shares subject to the award over a period of twelve months from the date of grant, provided that the recipient remains a director of the Corporation on each such vesting date, or, in the case of a Committee Award, remains a member of the committee on each such vesting date.

12. No Right to Continue as a Director. Neither this Plan, nor the payment of any amounts hereunder, shall constitute or be evidence of any agreement or understanding, express or implied, that the Corporation will retain any participant as a director for any period of time.

13. No Right to Any Other Compensation. Other than with respect to Chen Schor, this Plan constitutes the full and complete compensation to an Independent Director for all services as a director of the Corporation, whether as a member of the Board of Directors, a member of a committee of the Board of Directors, or as Chairman of the Board of Directors.

14. Administration. This Plan shall be administered by the Board of Directors of the Corporation, whose construction and determinations shall be final.

15. Amendment and Termination. This Plan may be amended, modified or terminated by the Board of Directors at any time.